Joint Filer Information

Name:		WEG Acquisition Management, LLC

Address:		c/o WEG Acquisitions, L.P.
One Williams Center
Tulsa, Oklahoma 74172

Designated Filer:	WEG Acquisitions, L.P.

Issuer & Ticker Symbol:	Williams Energy Partners L.P. (WEG)

Date of Event Requiring Statement:	6/17/2003

Name:		Riverstone Holdings LLC

Address:		c/o Riverstone Holdings LLC
1 Greenwich Office Park
			Greenwich, Connecticut 06831
Designated Filer:	WEG Acquisitions, L.P.

Issuer & Ticker Symbol:	Williams Energy Partners L.P. (WEG)

Date of Event Requiring Statement:	6/17/2003

Name:		Carlyle/Riverstone MLP Holdings, L.P.

Name:		Carlyle/Riverstone Energy Partners II, L.P.

Name:		C/R Energy GP II, LLC

Address:		c/o The Carlyle Group
1001 Pennsylvania Avenue, N.W.
Suite 220 South
Washington, D.C. 20004-2505

Designated Filer:	WEG Acquisitions, L.P.

Issuer & Ticker Symbol:	Williams Energy Partners L.P. (WEG)

Date of Event Requiring Statement:	6/17/2003

Joint Filer Information (continued)

Name:		Madison Dearborn Capital Partners IV, L.P.

Name:		Madison Dearborn Partners IV, L.P.

Name:		Madison Dearborn Partners, L.L.C.

Address:		Three First National Plaza
			Suite 3800
			Chicago, Illinois 60602

Designated Filer:	WEG Acquisitions, L.P.

Issuer & Ticker Symbol:	Williams Energy Partners L.P. (WEG)

Date of Event Requiring Statement:	6/17/2003




[Signatures on Following Pages]

Signatures of Reporting Persons

WEG ACQUISITIONS, L.P.

By:	WEG Acquisition Management, L.L.C.
Its: General Partner


By:	/s/ John D. Chandler		Date: 6/26/2003
Name: John D. Chandler
	Title: Chief Financial Officer


WEG ACQUISITION MANAGEMENT, LLC


By:	/s/ John D. Chandler		Date: 6/26/2003
Name: John D. Chandler
	Title: Chief Financial Officer


Signatures of Reporting Persons (continued)

CARLYLE/RIVERSTONE MLP PARTNERS, L.P.

By:	Carlyle/Riverstone Energy Partners II, L.P.
Its: General Partner

By:	C/R Energy GP II, LLC
Its: General Partner


By:	/s/ Pierre F. Lapeyre, Jr.		Date: 6/26/2003
Name: Pierre F. Lapeyre, Jr.
	Title:  Managing Director


CARLYLE/RIVERSTONE ENERGY PARTNERS II, L.P.

By:	C/R Energy GP II, LLC
Its: General Partner


By:	/s/ Pierre F. Lapeyre, Jr.		Date: 6/26/2003
Name: Pierre F. Lapeyre, Jr.
	Title:  Managing Director


C/R ENERGY GP II, LLC


By:	/s/ Pierre F. Lapeyre, Jr.		Date: 6/26/2003
Name: Pierre F. Lapeyre, Jr.
	Title:  Managing Director



RIVERSTONE HOLDINGS, LLC


By:	/s/ Pierre F. Lapeyre, Jr.		Date: 6/26/2003
Name: Pierre F. Lapeyre, Jr.
	Title:  Managing Director

 Signatures of Reporting Persons (continued)

MADISON DEARBORN CAPITAL PARTNERS IV, L.P.

By:	Madison Dearborn Partners IV, L.P.
Its:  General Partner

By:	Madison Dearborn Partners, L.L.C.
Its:  General Partner


By:	/s/ Justin S. Huscher		Date: 6/26/2003
Name: Justin S. Huscher
	Title :  Managing Director


MADISON DEARBORN PARTNERS IV, L.P.

By:	Madison Dearborn Partners, L.L.C.
Its:  General Partner

By:	/s/ Justin S. Huscher		Date: 6/26/2003
Name: Justin S. Huscher
	Title :  Managing Director


MADISON DEARBORN PARTNERS, L.L.C.


By:	/s/ Justin S. Huscher		Date: 6/26/2003
Name: Justin S. Huscher
	Title :  Managing Director